Exhibit 99.1

Cano Petroleum Annual Shareholders’ MeetingDecember 28, 2006

Disclosure Statements Safe-Harbor Statement -- Except for the historical information contained herein, the matters set forth in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company intends that all such statements be subject to the “safe-harbor” provisions of those Acts. Many important risks, factors and conditions may cause the company’s actual results to differ materially from those discussed in any such forward-looking statement. These risks include, but are not limited to, estimates or forecasts of reserves, estimates or forecasts of production, future commodity prices, exchange rates, interest rates, geological and political risks, drilling risks, product demand, transportation restrictions, the ability of Cano Petroleum, Inc. to obtain additional capital, and other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. The historical results achieved by the company are not necessarily indicative of its future prospects. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Cautionary Notes to Investors – The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Cano uses “non-proved reserves” in this presentation, which the SEC’s guidelines strictly prohibit it from including in filings with the SEC. Investors are urged to also consider closely the disclosures in Cano’s Form 10-KSB for the fiscal year ended June 30, 2006 as amended and Cano’s Form 10-Q for the fiscal quarter ended September 30, 2006 as amended, available from Cano by calling 866.314.2266.  These forms also can be obtained from the SEC at www.sec.gov . PV10 Calculations of Reserve Values are based on the SEC price deck for June 30, 2006 (Cano’s fiscal year end) of $73.94 per bbl and $5.83 per mcf, are calculated “before tax” (BT) and consider the anticipated costs to develop and produce. NAV/share (Net Asset Value/share) calculation is derived from the PV10 of the proved reserves with adjustments for balance sheet items including other assets and liabilities, and accounts for potential dilution from options and warrants currently issued.

Cano Business Model Market World demand strong and growing Supply issues Favorable economicsEarly Mover Business model established Team and relationships built Asset accumulation Minimal Competition to Date Secondary and Enhanced Oil Recovery Managed Risk No exploration risk No international or offshore risk Limited engineering risk

Listing AMEX: CFW Senior Debt:(~$50 million Borrowing Base) $2.5 million Drawn Preferred Convertible Stock $49.1 million Shares outstanding 32.3 million Market Cap (a) $165 million Pre-Tax PV-10 (b) $570.4 million Proved Reserves 45.4 MMBOE % PUD 79% % Oil 73% Total Acreage 56,288 Areas of Operation Texas Panhandle, Central Texas, Oklahoma Cano Petroleum – Key Statistics Cano Petroleum is an independent oil and gas company focused on secondary and enhanced oil recovery from mature fields Market Cap as of December 27, 2006, based on stock price of $5.12 and 32.3 million shares outstanding. Based on SEC Price Deck for June 30, 2006 of $73.94/Bbl and $5.83/Mcf. (a) (b)

CANO PETROLEUM
Producing oil & gas in the USA for the USA

Historical Trends


Reserve Growth
MBOE
60,000
50,000
40,000
30,000
20,000
10,000
0
CAGR = 1460%
2004
2005
2006


Production Growth
MBOE
350
300
250
200
150
100
50
0
CAGR = 1099%
2004
2005
2006


PV–10 Growth
$M
$600
$500
$400
$300
$200
$100
$0
CAGR = 1950%
2004
2005
2006

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Business Strategy Acquire low-cost assets suitable for Enhanced Oil Recovery (EOR) and with a high ratio of probable/possible to proved reserves Convert PUD to PDP through Secondary Recovery (Waterflood) and convert probables and possibles to PUD (then PDP) by applying Tertiary Recovery EOR technologies

Why Enhanced Oil Recovery Proven, low risk technology OOIP determined by historical production Focus on mature fields with substantial existing infrastructure Legacy infrastructure and abundant technical information Experienced management and technical team provide Cano with a competitive advantage Large Independents and Majors less focused on mature fields Large-scale projects with substantial reserve potential Primary recovery only represents 10% - 30% of OOIP

15% to 25% Additional Recovery of OOIP (Tertiary Recovery) 10% to 20% Additional Recovery of OOIP (Secondary Recovery) 10% to 30% Recovery of OOIP (Primary Recovery) Secondary Tertiary Primary Residual Oil 10% to 25% Residual Recovery Profile of a Conventional Reservoir

[LOGO]

 Production & ReservesTotal Acreage: 56,288 Total Reserves $1,120 MM 95 Probable/Possible (Unrisked) $570 MM 45 SEC proved (6/30/06) PV10 MMBOE FT. WORTH DESDEMONA RICH VALLEY NOWATA DAVENPORT Rich Valley Acreage: 4,500 .6 MMBOE proved; .5 MMBOE prob/poss 120 boepd Davenport Acreage: 2,178 1.6 MMBOE proved; 11 MMBOE probable 50 boepd Nowata Acreage: 2,601 1.3 MMBOE proved; 5 MMBOE probable 200 boepd CORSICANA Corsicana Acreage: 341 .8 MMBOE proved; 1.5 MMBOE Mboe probable Panhandle Acreage: 27,000 33.4 MMBOE proved; 48 MMBOE prob/poss 800 boepd PANHANDLE Total Production: ~1,500 - 1,600 boepd Pantwist Acreage: 9,700 7.1 MMBOE proved; 4 MMBOE prob/poss 400 boepd Desdemona Acreage: 9,968 .6 MMBOE proved; 25 MMBOE prob/poss 30 boepd TWISTER

Enhanced Oil Recovery Convert 95 Million BOE Probable/Possible to Proved Reserves11 Million add’l boe 5 Million add’l boe 25 Million add’l boe .5 Million add’l boe 1.5 Million add’l boe 48 Million add’l boe 4 Million add’l boe 0 20 40 60 80 100 MMBOE DavenportRich ValleyNowataDesdemonaCorsicanaPanhandlePantwist Prob/Poss Proved

Reserves and PV-10 (a) (b) (a) (b) Proved Reserves as of June 30, 2006, PV-10 based on SEC Price Deck for June 30, 2006 of $73.94/Bbl and $5.83/Mcf. 2% 15% 72% 74% 4% Proved Reserves by Project 70%16%5%3%3%2%1% PV-10 by Project 69%17%4%3%3%3%1%PanhandlePantwistCorsicanaDesdemonaNowataDavenportRich Valley

EOR Capture by Asset

OOIP (MMBOE) Primary Secondary Total Tertiary Corsicana Percentage of 00IP 7 4 61% 2 2 25% 1 15% Davenport Percentage of OOIP Desdemona P.rrmnta. nf 0019 PDP/PDNP Percentage of OOIP Total Portfolio Cano Capture Percentage of OOIP 12 12 2%. 758 167 106 60 333 22% 14% 8% 44% MMBOE 80 60 140 10.5% 9.0% 30% 18.5% 33 57% 50 Wi. 11 19% 19 21% 58 92 58 382 161 Nowata Percentage of OOIP Panhandle Percentage of OOIP Pantwist of OOIP Percentage 0100W 12 21% 24 2R% 18 90 24% 22 14% IC) 17% 67% 15 26% 51 13% 10 6% 6 38 9% 65% 24 6% 165 43% 32 0% 20% 2% - 12 26% 15% 10 5 54% 8.0%

Typical EOR Project Timeline Phases Duration Pilot Program Facilities and Equipment in Place Water Injection – Initial Response Production Reaches Peak Peak Production Plateau Production Decline 2 – 3 Months 2 – 3 Months 6 – 9 Months 3 Years 4 Years 10 – 30 Years

FY 2007 Capital by Field Capital Detail53%24%15%8%New Well Drills ($21.7M)Facilities ($9.9M)Workers / Conversions ($6.1M)Other / Contingency ($3.2M)

CANO PETROLEUM
Producing oil & gas in the USA for the USA

Future Capital Budget


($M)
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$66,500
$82,010
$82,570
$65,190
$64,300
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012

	FY 2008	FY 2009	FY 2010	FY 2011	FY 2012
Panhandle	$26,000	$26,000	$30,000	$20,000	$20,000
Pantwist	-	10,265	2,372	4,985	4,300
Desdemona	28,800	30,000	30,000	30,000	30,000
Corsicana	3,250	6,540	-	-	-
Nowata	3,900	4,200	4,200	4,200	4,000
Davenport	4,550	6,000	6,000	6,000	6,000
TOTALS	**$66,500**	**$82,010**	**$82,570**	**$65,190**	**$44,300**

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Production Profile Unrisked **Probable reserves risked at 50% of Tertiary (surfactant polymer and CO-2 recovery volumes; Possible reserves risked at 75% of Tertiary (surfactant polymer and CO-2) recovery volumes; all per SPE/WPC guidelines Cano Risked** Production Profile-2,5005,0007,50010,00012,50015,00017,50020,00022,5002006200720082009201020112012YearsBOEPDP-10*PossProbPUDPDP

CANO PETROLEUM
Producing oil & gas in the USA for the USA

Income Model


Cano Operating Profit Model
$60
$50
$40
$/BOE $30
$20
$10
$-
2006
2007
2008
2009
2010
2011
2012
Years
Operating Margin/$BOE
Prod Taxes
DD&A
LOE
G&A

At $60.00/Bbl and $7.00/MCF

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Corporate Strategy FY2007-2010 Execution, Execution, Execution Increase production/cash flow Develop Panhandle Waterflood PUD’s Convert Probable reserves to Proved implement waterflood at Desdemona apply SP at Corsicana launch of Nowata SP project apply SP at Davenport and Desdemona evaluate Barnett Shale/Marble Falls Drilling Program Acquisition of additional properties that fit our business model

CANO PETROLEUM

Producing oil & gas in the USA for the USA

Net Asset Valuation

Current stock price	**$5.12/share**
Shares outstanding	32.3 million
Preferred Convertible Stock	$49.1 million
Market capitalization	$165 million
Proved reserves (boe)	45.4 million
PV10* SEC Proved reserves (less Pref)	$521 million
NAV/share of Proved	$16.13/share
Proved and risked** Probable reserves (boe)	84 million
PV10* SEC Proved + risked** Probable reserves	$1,195 million
NAV/share of Proved + risked** Probable reserves	$37.02/share

*As of 6/30/2006 at $73.945/Bbl and $5.838/MCF **Probable reserves risked at 50% of Tertiary (surfactant polymer and CO-2) recovery volumes

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© Cano Petroleum Inc, 2006